Azzad Ethical Fund

ADJEX

(a series of Azzad Funds)

Supplement dated June 4, 2013 to the Statement of Additional Information dated November 1, 2012

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Effective as of May 16, 2013, Christian J. Greiner has replaced Joseph Pappo as a portfolio manager for the Azzad Ethical Fund.  All references to Mr. Pappo are hereby replaced with the information below regarding Mr. Greiner under the heading "PORTFOLIO MANAGEMENT" in the Statement of Additional Information with respect to the Azzad Ethical Fund.

PORTFOLIO MANAGEMENT

Mr. Christian J. Greiner and Mr. Donald Reid assist Mr. Elbarmil in managing the Azzad Ethical Fund. Mr. Greiner and Mr. Reid receive a market driven base salary and incentive compensation based on divisional revenue growth, individual performance and the overall profitability of their firm, Ziegler Lotsoff Capital Management. Mr. Reid also has an equity interest in the firm which is on a vesting schedule over the next three years.

The following provides information regarding other accounts managed by Mr. Greiner as of May 1, 2013 and Mr. Reid as of June 30, 2012:

Mr. Christian J. Greiner:
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	160	$495	0	$0
Mr. Donald Reid:
Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed (in millions)	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	111	$229	0	$0

Conflicts of Interest. Whenever a Portfolio Manager manages other accounts, including accounts that pay higher fees, potential conflicts of interests exist, including potential conflicts in the allocation of investment opportunities between accounts. ZLCM has adopted policies and procedures designed to address these potential material conflicts and believes several factors limit the presence of conflicts between accounts managed by the portfolio managers. As of June 30, 2012, Mr. Reid did not own any shares of the Azzad Ethical Fund. As of May 1, 2013, Mr. Greiner did not own any shares of the Azzad Ethical Fund.

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This Supplement, and the Prospectus and Statement of Additional Information both dated November 1, 2012, as supplemented, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated November 1, 2012, as supplemented, have been filed with the Securities and Exchange Commission and are incorporated by reference.  These documents can be obtained without charge by calling toll-free 888.862.9923 or by at www.azzadfunds.com.